LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 28, 2012

TO THE PROSPECTUS DATED AUGUST 1, 2012 OF

LEGG MASON INVESTMENT COUNSEL FINANCIAL SERVICES FUND

Effective December 1, 2012, the following text replaces the section of the fund’s prospectus titled “More on fund management”:

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of September 30, 2012, LMPFA’s total assets under management were approximately $185.8 billion.

Legg Mason Investment Counsel, LLC (“LMIC” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for management of cash and short-term instruments. LMIC’s principal office is located at 100 International Drive, Baltimore, Maryland 21202, and LMIC also has offices in Cincinnati, New York City and Philadelphia. LMIC provides customized investment counsel to individuals, family groups and institutions. LMIC seeks to maximize performance while managing risk through an investment discipline that is supported by fundamental research and dedicated resources. Portfolio managers at LMIC average 28 years of financial industry experience. As of September 30, 2012, LMIC had assets under management of approximately $6.8 billion.

Western Asset Management Company (“Western Asset”) manages the fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2012, the total assets under management of Western Asset and its supervised affiliates were approximately $459.7 billion.

LMPFA, LMIC and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2012, Legg Mason’s asset management operations had aggregate assets under management of approximately $650.7 billion.

Please retain this supplement for future reference.

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